Document #28
Page 1

                   ABSTRACT OF AGREEMENT FOR MANAGING DIRECTOR
                                   (Gastinger)

between

ENTECS UmwelttechnikGmbH
Implerstr. 25
81249 Munich
                                    (Company)
And

Mr. Dieter Gastinger
Schwojer Str. 17
81249 Munich                        (Managing Director)


Date:            March 9, 1998

' 1 Description of Services to be Rendered

Mr. Dieter Gastinger shall assume, as of March 9, 1998 the position of Managing Director of the Company.

The Managing Director is obligated to perform the duties set out in the Company's bylaws.

The Managing Director represents the Company with regard to third parties as prescribed by the bylaws and the statutes.

The following acts require authorization from the Shareholders:

     Entering into credit agreements or loans involving more that DM 20,000.

     Obligating the company contractually for longer that 3 months or for an amount in excess of DM 100,000.

     The acquisition or sale of real property.

Managing Director is released from the restrictions regarding doing business on his own account as provided in German Civil Code ' 181.

The Managing Director shall render services to the company at it offices. He is not required to keep specific office ours.

The Managing Director has the authority to hire and fire employees as necessary.

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' 2 Term

This employment agreement shall be effective as of March 3,1998.

This agreement can be terminated by either party after giving three months written notice.

The Managing Director can be removed by the shareholders for cause.

The Managing Director must have an important reason before he may resign.

' 3 Outside Activities of the Employee

The Managing Director is not prohibited by this agreement from doing business on his own account as long as such activities do not present a conflict of interest or compete with the company.

' 4 Liability

The Managing Director must conduct his duties with ordinary care. He is liable only for gross negligence.

' 5 Compensation: Managing Director shall receive DM 4,250 per month as a salary plus a commission of 5% Company's profits. Profit shall be defined a the Gross Profit less Taxes and Deductions.

' 6 Reimbursement of Expenses: Approved expenses will be reimbursed following tax guidelines. Second class/coach travel.

' 7 Copyright Ownership: All copyrights created by Behrens during the course of the agreement belong to the Company.

' 8 Confidentiality Clause

'9 Miscellaneous Provisions

Jurisdiction and Venue:  Munch.

Integration Clause

Signed by Dieter Gastinger and by Frank Behrens for ENTECS Umwelttechnik GmbH

Attachments:

Arbitration Clause. All disputes will be resolved by submission of the matter to the IHK Munich arbitration panel.


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                               Anstellungsvertrag


Zwischen

der Firma ENTECS Umwelttechnik GmbH
Implerstr. 25
81371 Munchen
im folgenden Gesellschaft genannt,

und

Herrn Dieter Gastinger
Schwojerstr. 17
81249 Munchen
im folgenden Geschaftsfuhrer genannt,

wird folgender Anstellungsvertrag geschlossen:

1.   Aufgabenbereich

1. Herr Dieter Gastinger wird mit Wirkung vom 9.3.1998 zum Geschaftsfuhrer der.Gesellschaft bestellt.

2 Der Geschaftsfuhrer ist verpflichtet, die satzungsgema(beta)en Aufgaben der Gesellschaft.zu erfullen.

3. Der Geschaftsfuhrer vertritt die Gesellschaft allein nach Ma(beta)gabe von Gesetz und Satzung,

4. Einwilligungsbedurftig durch die Gesellschafterversammlung sind entgegen der Regelungen in'1 Nr. 3 dieses Vertrags folgende Geschafte:

     a    Kreditanfragen    oder    daraus     resultierende     Kredit-    ader
          Darlehensvertrage, die uber eine Hohe von DM 20.000.-- hinausgehen.

     b. Leistungsvertrage, die die GmbH langer als drei Monate binden und/oder in der Leistungssumme DM 100.000 ubersteigen.

     c.   Der  Erwerb  und/oder  die   Verau(beta)erung  von  Grundstucken  oder
          Immobilien, die ganz oder teilweise im Eigentum der Gesellschaft stehen.

          Diese Aufzahlung ist abschlie(beta)end.

5.   Der Geschaftsfuhrer ist von den Beschrankungen des '181 BGB befreit.

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6.   Der Geschaftsfuhrer erbringt seine Leistungen am Sitz der Gesellschaft. Der
     Geschaftsfuhrer ist nicht an bestimmte Arbeitszeiten gebunden.

7.   Der   Geschaftsfuhrer   ist   befugt,   Personal   fur   die   Gesellschaft
     eigenverantwortlich einzustelien und zu kundigen.

'2 Dauer des Vertrags

1. Dieser Anstellungsvertrag trift mit dem 9.3.1998 in Kraft und gilt fur unbestimmte Dauer.

2. Dieser Vertrag kann von beiden Parteien mit einer Frist von drei Monaten zum Ende eines Monats gekuindigt werden.

3.   Der Geschaftsfuhrer kann abberufen werden.

4.   Der Geschaftsfuhrer kann nur aus wichtigem Grund sein Amt niederlegen.

'3 Nebenpflichten des Geschaftsfuhrers

     Dem Geschaftsfuhrer sind Nebenttatigkeit und Nebengeschafte, die nicht im Geschaftsfeld und/oder in Konkurrenz zu der Geschaftstatigkeit der Gesellschaft liegen, jederzeit gestattet. Die Gesellschafterversammlung ist vor der Aufnahme einerNebentatigkeit zu unterrichten.

'4 Haftung

1. Der Geschaftsfuhrer hat die Geschafte mit der Sorgfalt eines ordentlichen Geschaftsleiters zu fuhren.

2.   Der Geschaftsfuhrer ist von der Haftung fur leichte Fahrlassigkeit befreit.

'5 Bezuge

     Die Vergutung fur die Tatigkeit des Geschaftsfuhrers wird in einer gesonderten Vereinbarung geregelt. Die Vereinbarung ist diesem Vertrage als Anlage beizufugen.

'6 Aufwendungsersatz

1. Reisekosten werden gema(beta) dem tatsachlichen Aufwand abgerechnet und konnen der Gesellschaft belastet werden, wenn es sich um nach diesem Vertrag veranla(beta)te.Reisen handelt.

     Auf Dienstreisen anfallende Reisespesen und das KM-Geld richten sich nach den lohnsteuerrechtlichen Richtlinien und werden nach vorgelegten Belegen erstattet. Bei Bahnreisen wird der Abrechnung 2. Klasse und bei Flugreisen Economy-Klasse zugrundegelegt. Es ist auf moglichst wirtschaftliche Organisation der Reisen zuachten.

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2.   Der  Aufwendungsersatz  ist  monatlich  getrennt  neben der  Honorarzahlung auszuweisen und wird dem Geschaftsfuhrer innerhalb von 10 Tagen nach Vorlage der Belege erstattet.

7.   Urheberrechtfiche Bestimmungen

     Der Gesellschaft steht an samtlichen Ergebnissen, die im Zusammenhang mit der.Tatigkeit des Geschaftsfuhrers entstehen das ausschlie(beta)liche und unbefristete Recht zur Ausubung aller vermogensrechtlichen Befugnisse insbs. zur wirtschaftlichen Verwertung zu. einschlie(beta)lich des
     Verbreitungs,        Vervielfaltigungs,        Veroffentlichungs-       und
     Versendungsrecht.('69b UrhG)

8 Verschwiegenheitspflicht

1. Der Geschaftsfuhrer verpflichtet sich. uber alle vertraulichen Angelegenheiten und Vorgange sowie durch die Gesellschaft zum Betriebsgeheimnis bestimmte Umstande die ihm im Rahmen seiner Tatigkeit zur Kenntnis gelangen auch nach Beendigung dieses Vertrags Stillschweigen zu bewahren.

2. Alle die Gesellschaft in ihren Interessen beruhrenden Briefe, ohne Ruicksicht auf den Adressaten, sowie alle sonstigen Geschaftsstucke, Zeichnungen, Notizen, Bucher, Muster, Modelle, Werkzeuge, Material usw. sind deren alleiniges Eigentum und sind nach Aufforderung bzw. nach Beendigung dieses Vertrages unaufgefordert zuruckzugeben. Zuruckbehaltungsrechte sind ausgeschlossen.

9 Schlu(beta)bestimmungen

1 Es wurden keine mundlichen Nebenabreden zu diesem Vertrag getroffen. Samtliche Vertragsanderungen bzw. -erganzungen bedurfen der Schriftform.

     Sollten einzelne Bestimmungen dieses Vertrags unwirksam sein oder werden, so beruhrt dies nicht die Gultigkeit der ubrigen Bestimmungen. Anstelle der unwirksamen Bestimmungen soll eine angemessene Regelung treten, die dem wirtschaftlichen Inhalt der unwirksamen Klausel am nachsten kommt.

3.   Die  Satzung der  Gesellschaft  hat  Vorrang  vor den  Bestimmungen  dieses
     Vertrags.


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Ort:              Munchen, den 9.3.1998

Firma:            ENTECS Umwelttechnik GmbH


--------------------------------------

Ort:              Munchen. den 9.3.1998

Herr:             Dieter Gastinger (Geschaftsfuhrer)

------------------------------------------

                           Schiedsgerichtsvereinbarung

Alle Streitigkeiten, die sich im Zusammenhang mit dem Geschaftsfuhrervertrag zwischen der.Firma ENTECS Umwelttechnik GmbH, Baldham (Gesellschaft) und Herrn Dieter Gastinger, Munchen (Geschaftsfuhrer) vom 09.03.1998 oder uber seine Gultigkeit ergeben, werden nach der Schiedsgerichtsordnung der Industrie- und Handelskammer fur Munchen und Oberbayern (IHK Munchen) unter Ausschlu(beta) des ordentlichen Rechtsweges endgultig.entschieden.

Munchen, den 09.03.1998


------------------------------
ENTECS Umwelttechnik GmbH



-------------------------------
Dieter Gastinger


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                                     Anlage


zum Geschaftsfuhrervertrag zwischen

der Firma ENTECS Umwelttechnik GmbH
Implerstr. 25
81371 Munchen,
im folgenden Gesellschaft genannt,

und

Herrn Dieter Gastinger
Schwojerstr. 17
81249 Munchen,
im folgenden Geschaftsfuhrer genannt,


Als Vergutung fur seine Tatigkeit erhalt der Geschaftsfuhrer ein festes Monatsgehalt in Hohe von DM 4.250,- brutto, zahlbar in 12 Monatsgehaltern jeweils zum 1. des Monats.

Desweiteren erhalt der Geschaftsfuhrer eine Tantieme in Hohe von 5% des tantiemepflichtigen Gewinns der Gesellschaft. Ausgangspunkt fur die Berechnung des tantiemepflichtigen Gewinns ist der Gewinn der Gesellschaft, bereinigt um Steuern und Abschreibungen.

     Die Tantiemezahlung wird mit der Feststellung des Jahresabschlusses fallig.


Munchen, den 9.3.1998




-----------------------------------
ENTECS Umwelttechnik GmbH


----------------------------------
Dieter Gastinger